UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 31, 2007
Patriot Coal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33466	20-5622045

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12312 Olive Boulevard, Suite 400		63141
St. Louis, Missouri

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (314) 275-3600
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification of the Rights of Security Holders
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Certificate of Designations of Series A Junior Participating Preferred Stock
Indemnification Agreement with Richard M. Whiting
Indemnification Agreement with Irl F. Engelhardt
Indemnification Agreement with J. Joe Adorjan
Indemnification Agreement with B.R. Brown
Indemnification Agreement with John E. Lushefski
Indemnification Agreement with Michael M. Scharf
Indemnification Agreement with Robert O. Viets
Indemnification Agreement with Mark N. Schroeder
Employment Agreement with Richard M. Whiting
Employment Agreement with Mark N. Schroeder
Employment Agreement with Jiri Nemec
Employment Agreement with Charles A. Ebetino
Employment Agreement with Joseph W. Bean
Employment Agreement with Irl F. Engelhardt
Patriot Coal Corporation 401(k) Retirement Plan
Patriot Coal Corporation Supplemental 401(k) Retirement Plan

Item 3.03. Material Modification of the Rights of Security Holders
     The Board of Directors of Patriot Coal Corporation (“Patriot” or the “Company”) adopted a stockholders rights plan pursuant to our Rights Agreement with American Stock Transfer & Trust Company (the “Rights Agreement”). In connection with the Rights Agreement, on October 31, 2007, the Company filed the Certificate of Designations of Series A Junior Participating Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Designations, the Company designated 1,000,000 shares of our preferred stock as Series A Junior Participating Preferred Stock having the designations, rights, preferences and limitations set forth therein. As set forth in the Rights Agreement, a dividend distribution of one preferred share purchase right for each share of our common stock was made to our stockholders of record as of October 31, 2007. Each preferred share purchase right represents the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock.
     A summary of the terms of the Rights Agreement and the preferred share purchase rights can be found in the section entitled “Description of Our Capital Stock—Rights Agreement” in the Company’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to its Current Report on Form 8-K filed October 24, 2007, and is incorporated by reference to this Item 3.03. A copy of the Rights Agreement is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed October 25, 2007, and is incorporated herein by reference. A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Mark N. Schroeder
     On October 31, 2007, Mark N. Schroeder voluntarily resigned from his position as a director of Patriot and member of the Audit Committee. Mr. Schroeder will continue to serve as Senior Vice President & Chief Financial Officer of Patriot.
Elections of New Directors
     On October 31, 2007, the elections of J. Joe Adorjan, Irl F. Engelhardt, Michael M. Scharf and Robert O. Viets to the Board of Directors of the Company became effective, and Mr. Engelhardt’s election as Chairman of the Board of Directors also became effective. There is no arrangement or understanding between any of Messrs. Adorjan, Scharf or Viets and any other person pursuant to which such director was selected as director. Our Employment Agreement with Mr. Engelhardt described under the heading “Employment Agreements” below provides that Patriot agrees to employ Mr. Engelhardt in the role of Chairman of the Board of Directors and Executive Advisor.
     Our Board of Directors appointed Messrs. Scharf and Viets as members of the Audit Committee, to serve with John E. Lushefski, and Mr. Viets was appointed Chairman of the Audit Committee. Richard M. Whiting voluntarily resigned from the Audit Committee in connection with these appointments. Our Board of Directors also appointed Messrs. Adorjan, Scharf and Viets as members of the Nominating and Governance Committee and Mr. Scharf as Chairman of the Nominating and Governance Committee. In addition, our Board of Directors appointed Messrs. Adorjan and Lushefski and B. R. Brown as members of the Compensation Committee and Mr. Lushefski as Chairman of the Compensation Committee.
     The Board of Directors of the Company found that Messrs. Adorjan, Scharf and Viets are independent directors under Rule 303A.02 of the NYSE Listed Company Manual. Accordingly, our Board of Directors now includes five independent directors, including Messrs. Brown and Lushefski. As described under the heading “Employment Agreements” below, Mr. Engelhardt and Patriot entered into an employment agreement in connection with the spin-off.
     Biographical information on Messrs. Adorjan, Engelhardt, Scharf and Viets has previously been reported by the Company under the heading “Management” in the Information Statement.
Indemnification Agreements
     On October 31, 2007, in connection with the spin-off, Patriot entered into indemnification agreements with each of the Company’s seven directors and with Mr. Schroeder (collectively, the “Indemnification Agreements”).

Pursuant to the Indemnification Agreements and consistent with the indemnification rights provided to directors under Patriot’s amended and restated certificate of incorporation, Patriot agreed to indemnify and hold harmless each director to the fullest extent permitted or authorized by the General Corporation Law of the State of Delaware in effect on the date of the Indemnification Agreements or as such laws may be amended or replaced to increase the extent to which a corporation may indemnify its directors.
     The Indemnification Agreements with Messrs. Whiting, Engelhardt, Adorjan, Brown, Lushefski, Scharf, Viets and Schroeder are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, and are each incorporated herein by reference.
Employment Agreements
     In connection with the spin-off, on October 31, 2007, in order to be competitive in the market and to attract and retain executives key to the success of its business, Patriot entered into employment agreements with each of our named executive officers and with certain other key executives (collectively, the “Employment Agreements”). The information included under the heading “Executive Compensation—Employment Agreements” in the Information Statement describes the Employment Agreements and is incorporated herein by reference.
     The Employment Agreements with Richard M. Whiting, Mark N. Schroeder, Jiri Nemec, Charles E. Ebetino, Jr., Joseph W. Bean, and Irl F. Engelhardt are attached hereto as Exhibit 10.9, Exhibit 10.10, Exhibit 10.11, Exhibit 10.12, Exhibit 10.13 and Exhibit 10.14, respectively, and are each incorporated herein by reference.
Patriot Coal Corporation 401(k) Retirement Plan
     Effective November 1, 2007, the Company adopted the Patriot Coal Corporation 401(k) Retirement Plan (“401(k) Plan”). The 401(k) Plan is a defined contribution profit sharing plan, with a cash or deferred arrangement described in Section 401(k) of the Internal Revenue Code of 1986, as amended (“Code”), and is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
     Employees of the Company and its subsidiaries and affiliated companies that have adopted the 401(k) Plan (“Employers”) who are U.S. citizens or on a U.S. payroll generally are eligible to participate in the 401(k) Plan on their date of hire, except for members of collective bargaining units whose agreements do not provide for participation in the 401(k) Plan.
     Participants may elect to contribute 1% to 60% of their eligible compensation (i.e., base pay plus overtime) to the 401(k) Plan on a pre-tax or after-tax basis by payroll deduction, subject to certain limits under the Code. Participants may also rollover their account balances from other employer-sponsored retirement plans. The Employers make matching contributions equal to 100% of a participant’s pre-tax or after-tax contributions up to 6% of eligible compensation each pay period. Each year the Employers may also make performance contributions for participants who are employed on the last day of the year, based on the achievement of minimum or maximum performance targets established by the Company’s Board of Directors. The performance contribution is generally 4% of eligible participants’ pro-rated salary, as defined in the 401(k) Plan, if the maximum performance targets are achieved, or a lesser percentage determined by the Board of Directors if the minimum performance targets are achieved. The Board of Directors may, in its discretion, authorize a performance contribution even if the minimum performance targets are not achieved, or an additional performance contribution if the maximum performance targets are exceeded. For the year ending December 31, 2007, the amount of the performance contribution, if any, will be determined by the Board of Directors in its discretion.
     Participant contributions, rollover contributions, matching contributions and performance contributions by or for each participant are credited to a separate account established for the participant. Participants direct the investment of their accounts in various investment funds offered under the 401(k) Plan.
     The portions of a participant’s account attributable to participant contributions, rollover contributions and performance contributions are 100% vested at all times. The portion of a participant’s account attributable to matching contributions vests ratably based on years of service (20% per year of service with 100% vesting after five years), or, to the extent not already vested, becomes 100% vested upon the participant’s death, attainment of age 62 (or, in some cases, age 60) or permanent and total disability, as defined in the 401(k) Plan.
     Prior to termination of employment, participants may make withdrawals from their vested account balance if they have attained age 59 1/2. Withdrawals of pre-tax contributions in cases of hardship, and withdrawals of amounts attributable to after-tax contributions and related matching contributions that are vested, are permitted under certain circumstances specified in the 401(k) Plan. Participants may borrow from the portion of their account balance attributable to pre-tax contributions and rollover contributions, subject to terms, conditions and limitations applicable under the 401(k) Plan, the Code and ERISA.
     Following termination of employment, participants may elect to receive a distribution of their vested account balance at any time, subject to provisions of the Code requiring distributions after attainment of age 70 1/2. Distributions may be made in a lump sum or in substantially equal installments over a period of two to 10 years, as elected by the participant. Participants may also elect to transfer their vested account balance to an individual retirement account or another employer-sponsored retirement plan. In the event of a participant’s death prior to distribution of the participant’s entire vested account balance, the remaining balance is paid to the participant’s beneficiary in a lump sum.
     A copy of the 401(k) Plan is attached hereto as Exhibit 10.15 and is incorporated herein by reference.
Patriot Coal Corporation Supplemental 401(k) Retirement Plan
     Effective November 1, 2007, the Company adopted the Patriot Coal Corporation Supplemental 401(k) Retirement Plan (“Supplemental Plan”). The Supplemental Plan is a plan maintained for the benefit of a select group of management or highly compensated employees of the Employers and an excess benefit plan within the meaning of ERISA, and a nonqualified deferred compensation plan subject to Section 409A of the Code.
     Three categories of employees are eligible to participate in the Supplemental Plan. The first category consists of employees whose eligible compensation for the preceding year exceeded the limit under Section 401(a)(17) of the Code for the current year (or, in the case of a newly hired employee, whose eligible compensation for the current year is anticipated to exceed that limit). Those participants may irrevocably elect, prior to the beginning of the year (or, in the case of a newly hired employee, within 30 days after commencing employment), to have from 1% to 60% of their eligible compensation that exceeds the limit under Section 401(a)(17), or would cause their contributions to the 401(k) Plan to exceed the limits under Section 415 of the Code (determined without regard to any election changes under the 401(k) Plan during the year), deferred and credited to the Supplemental Plan. Matching credits equal to 100% of a participant’s deferral up to 6% of eligible compensation each pay period are also credited to those participants. Those participants are also credited with performance credits equal to the performance contributions that would have been made under the 401(k) Plan without regard to the limits of Sections 401(a)(17) and 415, reduced by the amount of performance contributions actually made to the 401(k) Plan on their behalf.
     In addition, employees for whom performance contributions under the 401(k) Plan for any year are limited by Code Sections 401(a)(17) and 415 are credited with performance credits for that year equal to the performance contributions that would have been made without regard to those limits, reduced by the amount of performance contributions actually made to the 401(k) Plan on their behalf.
     Finally, employees who are employed at the level of Director or above and are eligible for a long-term incentive plan may be credited with discretionary credits in an amount, if any, determined by his or her Employer.
     An amount equal to the deferrals, matching credits, performance credits and discretionary credits by or for each participant are credited to a separate account established for the participant. Each participant’s account is credited with earnings and losses as if it were invested in various investment funds offered under the 401(k) Plan, as directed by the participant. The Supplemental Plan is unfunded, and all payments are made from the Employers’ general assets.

     The portions of a participant’s account attributable to deferrals and performance credits are 100% vested at all times. The portion of a participant’s account attributable to matching credits vests ratably based on years of service (20% per year of service with 100% vesting after five years). The portion of a participant’s account attributable to discretionary credits vests in accordance with a separate agreement entered into with the participant. To the extent not already vested, a participant’s account becomes 100% vested upon a participant’s death or attainment of age 62.
     Participant’s vested account balances are distributed in a lump sum six months after the participant’s termination of employment, or January 31 of the calendar year immediately following the calendar year in which the participant’s termination of employment occurs, whichever is later. In the event of the participant’s death prior to distribution of the participant’s vested account balance, it is paid to the participant’s beneficiary in a lump sum within 15 days or, subject to Section 409A, as soon as administratively feasible thereafter.
     A copy of the Supplemental Plan is attached hereto as Exhibit 10.16 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
4.1	Certificate of Designations of Series A Junior Participating Preferred Stock
10.1	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Richard M. Whiting
10.2	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Irl F. Engelhardt
10.3	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and J. Joe Adorjan
10.4	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and B. R. Brown
10.5	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and John E. Lushefski
10.6	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Michael M. Scharf
10.7	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Robert O. Viets
10.8	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Mark N. Schroeder
10.9	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Richard M. Whiting
10.10	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Mark N. Schroeder
10.11	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Jiri Nemec
10.12	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Charles A. Ebetino
10.13	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Joseph W. Bean
10.14	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Irl F. Engelhardt
10.15	Patriot Coal Corporation 401(k) Retirement Plan
10.16	Patriot Coal Corporation Supplemental 401(k) Retirement Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT COAL CORPORATION
	By:	/s/ Joseph W. Bean
		Name:	Joseph W. Bean
Dated: November 6, 2007		Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
4.1	Certificate of Designations of Series A Junior Participating Preferred Stock
10.1	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Richard M. Whiting
10.2	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Irl F. Engelhardt
10.3	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and J. Joe Adorjan
10.4	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and B. R. Brown
10.5	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and John E. Lushefski
10.6	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Michael M. Scharf
10.7	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Robert O. Viets
10.8	Indemnification Agreement, dated November 1, 2007, between Patriot Coal Corporation and Mark N. Schroeder
10.9	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Richard M. Whiting
10.10	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Mark N. Schroeder
10.11	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Jiri Nemec
10.12	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Charles A. Ebetino
10.13	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Joseph W. Bean
10.14	Employment Agreement, dated October 31, 2007, between Patriot Coal Corporation and Irl F. Engelhardt
10.15	Patriot Coal Corporation 401(k) Retirement Plan
10.16	Patriot Coal Corporation Supplemental 401(k) Retirement Plan